                         ASSIGNMENT AGREEMENT


         THIS AGREEMENT made as of the       day of January, 1997.


B E T W E E N:


                              BASIC ACQUISITIONS, INC.,
         a corporation incorporated under the laws of the State of Delaware,

                         (hereinafter called the "ASSIGNOR")

                                                              OF THE FIRST PART;

                                       - and -


                               BASIC U.S. REIT, INC.,
         a corporation incorporation under the laws of the State of Maryland,

                         (hereinafter called the "ASSIGNEE")

                                                             OF THE SECOND PART.

    WHEREAS pursuant to a purchase and sale agreement made as of the 8th day of May, 1996, between the Assignor and Chico Crossroads Center Ltd., as amended July 9, 1996 and further amended October 3, 1996, the Assignor agreed to acquire the shopping center known as "CHICO CROSSROADS CENTER" in Chico California, more particularly described on Exhibit "A" attached hereto and incorporated herein;

    AND WHEREAS effective the date hereof (the "EFFECTIVE DATE"), the Assignor agreed to grant, assign, transfer and set over to the Assignee all of its right, title and interest in, to and under the Agreement;

    AND WHEREAS Chico Crossroads Center, Ltd. has consented to such assignment;

    AND WHEREAS the parties hereto wish to execute this agreement to evidence such assignment;

    NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of Two Dollars ($2) now paid by the Assignee to the Assignor and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto agree as follows:

1. The Assignor, as of the Effective Date, hereby assigns, transfers and sets over to the Assignee, all of its right, title and interest in, to and under the Agreement, together with the benefit of each and every of the rights, covenants and other provisions (the "RIGHTS") therein contained, in each case, without representation, warranty or recourse of any kind, to have and to hold the same and all right, title and interest of the Assignor therein and thereto unto and to the use of the Assignee, its successors and permitted assigns, with full power to the Assignee to take all such measures for the enjoyment of the Rights as the Assignor might itself take.

2. The Assignor covenants and agrees with the Assignee, its successors and permitted assigns and at the Assignee's sole cost and expense, that it will from time to time and at all times hereafter, upon every reasonable request of the Assignee, its successors and permitted assigns or any of them, make, do and execute and cause to be made, done and executed all such further acts, deeds or assurances, including all documents reasonably necessary to allow the Assignee to perform the Agreement, as may be reasonable required by the Assignee, its successors and permitted assigns, whether for effectually and completely vesting in the Assignee, its successors and permitted assigns the Agreement and the Rights or otherwise.

3. The Assignee hereby assumes and agrees to perform all of the obligations of the Assignor arising under the Agreement and shall indemnify and save harmless the Assignor from and against any claims, charges, expenses, costs, demands and liabilities whatsoever arising out of or in connection with the performance of the Agreement.

4. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement on the date first above written.


                                       BASIC ACQUISITIONS, INC.



                                       By:  Carl Maynard
                                       Its:
                                            ---------------------


                                       BASIC U.S. REIT, INC.



                                       By:  Ronald L. Bernbaum
                                       Its: Chairman


                                       By:  Aran Kwinta
                                       Its: Secretary

                                                            ASSIGNMENT AGREEMENT


         THIS AGREEMENT made as of the       day of January, 1997.


B E T W E E N:


                              BASIC ACQUISITIONS, INC.,
         a corporation incorporated under the laws of the State of Delaware,

                         (hereinafter called the "ASSIGNOR")

                                                              OF THE FIRST PART;

                                       - and -


                               BASIC U.S. REIT, INC.,
         a corporation incorporation under the laws of the State of Maryland,

                         (hereinafter called the "ASSIGNEE")

                                                             OF THE SECOND PART.

    WHEREAS pursuant to a purchase and sale agreement made as of the 24th day of July, 1996, between the Assignor and Miami Gardens Associates, as amended September 5, 1996 and September 9, 1996, the Assignor agreed to acquire the shopping center known as "GARDENS SQUARE" in Dade County, Florida;

    AND WHEREAS effective the date hereof (the "EFFECTIVE DATE"), the Assignor agreed to grant, assign, transfer and set over to the Assignee all of its right, title and interest in, to and under the Agreement;

    AND WHEREAS Miami Gardens Associates has consented to such assignment;

    AND WHEREAS the parties hereto wish to execute this agreement to evidence such assignment;

    NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of Two Dollars ($2) now paid by the Assignee to the Assignor and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto agree as follows:

1. The Assignor as of the Effective Date, hereby assigns, transfers and sets over to the Assignee, all of its right, title and interest in, to and under the Agreement, together with the benefit of each and every of the rights, covenants and other provisions (the "RIGHTS") therein contained, in each case, without representation, warranty or recourse of any kind, to have and to hold the same and all right, title and interest of the Assignor therein and thereto unto and to the use of the Assignee, its successors and permitted assigns, with full power to the Assignee to take all such measures for the enjoyment of the Rights as the Assignor might itself take.

2. The Assignor covenants and agrees with the Assignee, its successors and permitted assigns, that it will from time to time and at all times hereafter, upon every reasonable request of the Assignee, its successors and permitted assigns or any of them, make, do and execute and cause to be made, done and executed all such further acts, deeds or assurances, including all documents reasonably necessary to allow the Assignee to perform the Agreement, as may be reasonable required by the Assignee, its successors and permitted assigns, whether for effectually and completely vesting in the Assignee, its successors and permitted assigns the Agreement and the Rights or otherwise.

3. The Assignee hereby assumes and agrees to perform all of the obligations of the Assignor arising under the Agreement and shall indemnify and save harmless the Assignor from and against any claims, charges, expenses, costs, demands and liabilities whatsoever arising out of or in connection with the performance of the Agreement.

4. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

    IN WITNESS WHEREOF the parties hereto have duly executed this Agreement on the date first above written.



                                       BASIC ACQUISITIONS, INC.



                                       By:  Carl Maynard
                                       Its:
                                            ---------------------


                                       BASIC U.S. REIT, INC.



                                       By:  Ronald L. Bernbaum
                                       Its: Chairman


                                       By:  Aran Kwinta
                                       Its: Secretary


                                          2